                                                               EX-99.B(d)(2)(vi)

                                   Appendix A
                                   ----------

                   Asset Allocation Fund
                   California Limited Term Tax-Free Fund
                   California Tax-Free Fund
                   California Tax-Free Money Market Fund
                   California Tax-Free Money Market Trust
                   Cash Investment Money Market Fund
                   Colorado Tax-Free Fund
                   Diversified Bond Fund
                   Diversified Equity Fund
                   Diversified Small Cap Fund
                   Equity Income Fund
                   Equity Index Fund
                   Government Money Market Fund
                   Growth Balanced Fund
                   Growth Equity Fund
                   Growth Fund
                   Income Fund
                   Income Plus Fund
                   Index Allocation Fund
                   Index Fund
                   Inflation-Protected Bond Fund
                   Intermediate Government Income Fund
                   International Equity Fund
                   Limited Term Government Income Fund
                   Liquidity Reserve Money Market Fund
                   Minnesota Money Market Fund
                   Minnesota Tax-Free Fund
                   Moderate Balanced Fund
                   Money Market Fund
                   Money Market Trust
                   Montgomery Emerging Markets Focus Fund
                   Montgomery Institutional Emerging Markets Fund
                   Montgomery Mid Cap Growth Fund
                   Montgomery Short Duration Government Bond Fund
                   Montgomery Small Cap Fund
                   Montgomery Total Return Bond Fund
                   National Limited Term Tax-Free Fund
                   National Tax-Free Fund
                   National Tax-Free Money Market Fund
                   National Tax-Free Money Market Trust
                   Nebraska Tax-Free Fund
                   Overland Express Sweep Fund
                   Prime Investment Money Market Fund
                   SIFE Specialized Financial Services Fund
                   Small Cap Growth Fund
                   Strategic Growth Allocation Fund
                   Strategic Income Fund
                   Treasury Plus Money Market Fund

                   WealthBuilder Growth Portfolio
                   WealthBuilder Growth and Income Portfolio
                   WealthBuilder Growth Balanced Portfolio
                   100% Treasury Money Market Fund

Approved by Board of Trustees: October 24, 2000, May 8, 2001, August 7, 2001, November 6, 2001, December 23, 2001, February 5, 2002, November 5, 2002, February 4, 2003 and May 6, 2003.

Most Recent Annual Approval Date:  August 5, 2003.

                                   SCHEDULE A

                             WELLS FARGO FUNDS TRUST
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                  FEE AGREEMENT

        This fee agreement is made as of the 28th day of July, 2003, by and between Wells Fargo Funds Management, LLC (the "Adviser") and Wells Capital Management Incorporated (the "Sub-Adviser"); and

        WHEREAS, the parties and Wells Fargo Funds Trust (the "Trust") have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides investment management advice to each series of the Trust as listed in Schedule A to the Sub-Advisory Agreement (each a "Fund" and collectively the "Funds").

        WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as agreed upon in writing by the parties.

        NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated as follows on a monthly basis by applying the following annual rates listed for each Fund listed in Appendix A, and for the Diversified Bond Fund, Diversified Equity Fund, Diversified Small Cap Fund, Equity Income Fund, Growth Balanced Fund, Growth Equity Fund, Index Fund, Moderate Balanced Fund, Strategic Growth Allocation Fund and Strategic Income Fund:

        for the assets formerly invested in the Equity Income Portfolio

                a.      0.25% on the first $200 million;
                b.      0.20% on the next $200 million;
                c.      0.15% on all sums in excess of $400 million.

         for the assets formerly invested in the Index Portfolio

                a.      0.02% on the first $200 million; and
                b.      0.01% on all sums in excess of $200 million.

         for the assets formerly invested in International Equity Portfolio

                a.      0.35% on the first $200 million;
                b.      0.25% on all sums in excess of $200 million.

        for the assets formerly invested in Small Cap Index Portfolio

                a.      0.02% on the first $200 million;
                b.      0.01% on all sums in excess of $200 million.

provided, that no fee shall be payable hereunder with respect to any of the Funds listed above during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with and reliance upon Section 12(d)(1)(E) or 12(d)(1)(G) under the Act.

        However, the sub-adviser shall receive a fee of 0.05% of the assets of the Growth Balanced Fund, Moderate Balanced Fund, Strategic Growth Allocation Fund and Strategic Income Fund and 0.05% from each WealthBuilder Portfolio for providing services with respect to which Master Trust Portfolios (or, in the case of the WealthBuilder Portfolios, other unaffiliated funds) these Funds will invest in and the percentage to allocate to each Master Portfolio or unaffiliated fund in reliance on Section 12(d)(1)(G) under the Act, the rules thereunder, or order issued by the Commission exempting the Fund from the provisions of Section 12(d)(1)(A) under the Act (a "Fund of Funds structure").

        The net assets under management against which the foregoing fees are to be applied are the net assets as of the first business day of the month. If this fee agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this agreement is in effect shall be subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. If the determination of the net asset value is suspended as of the first business day of the month, the net asset value for the last day prior to such suspension shall for this purpose be deemed to be the net asset value on the first business day of the month.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                           WELLS FARGO FUNDS MANAGEMENT, LLC

                                           By:        /s/ Andrew Owen
                                              ----------------------------------
                                                         Andrew Owen
                                                     Senior Vice President


                                           WELLS CAPITAL MANAGEMENT INCORPORATED

                                           By:       /s/ David O'Keefe
                                              ----------------------------------
                                                         David O'Keefe
                                                    Chief Financial Officer

                            Appendix A to Schedule A
                            ------------------------

----------------------------------------------------------------------------
                                                  Fee as % of Avg. Daily
Funds Trust Funds                                     Net Assets
----------------------------------------------------------------------------
Asset Allocation Fund                             0-1000M      0.15
                                                  **1000M      0.10
----------------------------------------------------------------------------
California Limited Term Tax-Free Fund             0-400M       0.15
                                                  400-800M     0.125
                                                  **800M       0.10
----------------------------------------------------------------------------
California Tax-Free Fund                          0-400M       0.15
                                                  400-800M     0.125
                                                  **800M       0.10
----------------------------------------------------------------------------
California Tax-Free Money Market Fund             0-1000M      0.05
                                                  **1000M      0.04
----------------------------------------------------------------------------
California Tax-Free Money Market Trust            0-1000M      0.0
                                                  **1000M      0.0
----------------------------------------------------------------------------
Cash Investment Money Market Fund                 0-1000M      0.05
                                                  **1000M      0.04
----------------------------------------------------------------------------
Colorado Tax-Free Fund                            0-400M       0.15
                                                  400-800M     0.125
                                                  **800M       0.10
----------------------------------------------------------------------------
Equity Index Fund                                 0-200M       0.02
                                                  **200M       0.01
----------------------------------------------------------------------------
Government Money Market Fund                      0-1000M      0.05
                                                  **1000M      0.04
----------------------------------------------------------------------------
Growth Balanced Fund                              0.05
----------------------------------------------------------------------------
Growth Fund                                       0-200M       0.25
                                                  200-400M     0.20
                                                  **400M       0.15
----------------------------------------------------------------------------
Income Fund                                       0-400M       0.15
                                                  400-800M     0.125
                                                  **800M       0.10
----------------------------------------------------------------------------
Income Plus Fund                                  0-400M       0.20
                                                  400-800M     0.175
                                                  **800M       0.15
----------------------------------------------------------------------------
Index Allocation Fund                             0-1000M      0.15
                                                  **1000M      0.10
----------------------------------------------------------------------------
Inflation-Protected Bond Fund                     0-400M       0.15
                                                  400-800M     0.125
                                                  **800M       0.10
----------------------------------------------------------------------------
Intermediate Government Income Fund               0-400M       0.15
                                                  400-800M     0.125
                                                  **800M       0.10
----------------------------------------------------------------------------
International Equity Fund                         0-200M       0.35
                                                  **200M       0.25
----------------------------------------------------------------------------

** Denotes greater than

----------------------------------------------------------------------------
                                                  Fee as % of Avg. Daily
Funds Trust Funds                                       Net Assets
----------------------------------------------------------------------------
Limited Term Government Income Fund               0-400M       0.15
                                                  400-800M     0.125
                                                  **800M       0.10
----------------------------------------------------------------------------
Liquidity Reserve Money Market Fund               0-1000M      0.05
                                                  **1000M      0.04
----------------------------------------------------------------------------
Minnesota Money Market Fund                       0-1000M      0.05
                                                  **1000M      0.04
----------------------------------------------------------------------------
Minnesota Tax-Free Fund                           0-400M       0.15
                                                  400-800M     0.125
                                                  **800M       0.10
----------------------------------------------------------------------------
Moderate Balanced Fund                            0.05
----------------------------------------------------------------------------
Money Market Fund                                 0-1000M      0.05
                                                  **1000M      0.04
----------------------------------------------------------------------------
Money Market Trust                                0-1000M      0.00
                                                  **1000M      0.00
----------------------------------------------------------------------------
Montgomery Emerging Markets Focus Fund            0-200M       0.35
                                                  **200M       0.25
----------------------------------------------------------------------------
Montgomery Institutional Emerging Markets Fund    0-200M       0.35
                                                  **200M       0.25
----------------------------------------------------------------------------
Montgomery Mid Cap Growth Fund                    0-200M       0.25
                                                  **200M       0.20
----------------------------------------------------------------------------
Montgomery Short Duration Government Bond Fund    0-400M       0.15
                                                  400-800M     0.125
                                                  **800M       0.10
----------------------------------------------------------------------------
Montgomery Small Cap Fund                         0-200M       0.25
                                                  **200M       0.20
----------------------------------------------------------------------------
Montgomery Total Return Bond Fund                 0-400M       0.15
                                                  400-800M     0.125
                                                  **800M       0.10
----------------------------------------------------------------------------
National Limited Term Tax-Free Fund               0-400M       0.15
                                                  400-800M     0.125
                                                  **800M       0.10
----------------------------------------------------------------------------
National Tax-Free Fund                            0-400M       0.15
                                                  400-800M     0.125
                                                  **800M       0.10
----------------------------------------------------------------------------
National Tax-Free Money Market Fund               0-1000M      0.05
                                                  **1000M      0.04
----------------------------------------------------------------------------
National Tax-Free Money Market Trust              0-1000M      0.0
                                                  **1000M      0.0
----------------------------------------------------------------------------
Nebraska Tax-Free Fund                            0-400M       0.15
                                                  400-800M     0.125
                                                  **800M       0.10
----------------------------------------------------------------------------
Overland Express Sweep Fund                       0-1000M      0.05
                                                  **1000M      0.04
----------------------------------------------------------------------------
Prime Investment Money Market Fund                0-1000M      0.05
                                                  **1000M      0.04
----------------------------------------------------------------------------
SIFE Specialized Financial Services Fund          0-200M       0.25
                                                  200-400M     0.20
                                                  **400M       0.15
----------------------------------------------------------------------------

** Denotes greater than

----------------------------------------------------------------------------
                                                  Fee as % of Avg. Daily
Funds Trust Funds                                       Net Assets
----------------------------------------------------------------------------
Small Cap Growth Fund                             0-200M       0.25
                                                  **200M       0.20
----------------------------------------------------------------------------
Strategic Growth Allocation Fund                  0.05
----------------------------------------------------------------------------
Strategic Income Fund                             0.05
----------------------------------------------------------------------------
Treasury Plus Money Market Fund                   0-1000M      0.05
                                                  **1000M      0.04
----------------------------------------------------------------------------
WealthBuilder Growth Balanced Portfolio           0.05
----------------------------------------------------------------------------
WealthBuilder Growth and Income Portfolio         0.05
----------------------------------------------------------------------------
WealthBuilder Growth Portfolio                    0.05
----------------------------------------------------------------------------
100% Treasury Money Market Fund                   0-1000M      0.05
                                                  **1000M      0.04
----------------------------------------------------------------------------

** Denotes greater than